Exhibit 99.1

Volato Enters $320 Billion Critical Minerals Marketi with Execution of Definitive Agreement to Acquire M2i Global

Proposed Business Combination Will Create a Public Company that Aligns with U.S. Mineral Independence Strategy

Atlanta, GA and Reno, NV – July 29, 2025 (Globe Newswire) – Volato Group, Inc. (“Volato”) (NYSE American: SOAR), a technology-driven private aviation company and M2i Global, Inc. (“M2i Global”) (OTCQB: MTWO), a company specializing in the development and execution of a complete global value supply chain for critical minerals, today announced the signing of a definitive business combination agreement in which Volato will acquire 100% of the issued and outstanding shares of common and preferred stock of M2i Global. The proposed transaction was previously announced on June 12, 2025 following the signing of a non-binding letter of intent.

Volato will expand into a diversified industrial platform serving a range of sectors—from aviation technology and software to the global supply chain for critical minerals essential to U.S. national defense, advanced technologies, and infrastructure.

The Board of Directors, for both Volato and M2i Global, support this combination transaction and have recommended shareholders approve the transaction. Volato will not be required to make any cash payment to M2i Global or its security holders in connection with the transaction. Volato expects to file an initial Registration Statement on Form S-4 in the next several weeks, which will include a preliminary proxy statement/prospectus related to the proposed transaction.

Upon completion of the acquisition, M2i Global will receive common shares of Volato stock such that the current shareholders of M2i Global will own approximately 85% of the total issued and outstanding shares of common stock of Volato and the current shareholders of Volato will own approximately 15% of the total issued and outstanding shares of Volato common stock. Based on current market prices, this structure represents an increase in value for Volato shareholders while enabling M2i Global to obtain an NYSE American listing and access the public markets.

It is expected that, at the closing, Matt Liotta will resign as Chief Executive Officer of Volato and be appointed as president of the aviation technology business lines of Volato consolidated in the reorganization as part of the transaction, and Major General (Ret.) Alberto Rosende will become the Chief Executive Officer of Volato. Mark Heinen will remain as Chief Financial Officer of Volato, and Mike Prachar will continue with Volato as Chief Operating Officer

With deep experience in regulated operations and enterprise software, Volato offers a strong foundation of disciplined execution and scalable systems. The company grew from startup to public company by deploying technology to streamline logistics, ensure compliance, and enhance the customer experience—all while maintaining an asset-light model.

M2i Global’s ecosystem provides partners with access to turnkey solutions, facilitating expanded business opportunities, securing offtake agreements, influencing strategic government policy, and engaging with aligned NGOs and trusted laboratories. M2i Global specializes in the development and execution of a complete global value supply chain for critical minerals, including the creation of a U.S. Strategic Mineral Reserve, a Public/Private/Partnership to collaborate with the U.S. government. Together, these businesses offer differentiated revenue streams, a diversified capital base, and unique optionality in both federal and commercial markets.

 i Source: International Energy Agency (IEA), The Role of Critical Minerals in Clean Energy Transitions, 2023.

“Volato was built to scale—combining disciplined execution, robust systems, and a team experienced in operating under public market scrutiny,” said Matt Liotta, Chief Executive Officer of Volato. “We’ve developed technology, built processes, and delivered results in a complex, regulated industry. This transaction brings those capabilities to a new platform with significant upside, and we’re confident in our ability to help accelerate growth and deliver value in the public markets.”

“This transaction is a transformative step forward for M2i Global,” said Major General (Ret.) Alberto Rosende, Chief Executive Officer of M2i Global. “We’ve built a powerful ecosystem of over 40 partners across industry and government to advance U.S. access to critical minerals—an issue now at the forefront of national strategy. With recent Executive Orders and continued geopolitical pressure on supply chains, demand for domestic sourcing and processing has never been more urgent. Combining with Volato positions M2i Global to capitalize on this moment—with public market access, seasoned leadership, and the infrastructure to move fast and deliver value.”

The combined company will be led by a seasoned team with a strong track record in the public markets and regulated industries. Volato’s leadership brings operational discipline, enterprise systems, and experience scaling a public company. M2i Global’s team adds deep expertise across government and private sector channels, with a focus on advancing U.S. critical mineral independence. Together, the team is positioned to consolidate key business lines while preserving management continuity and accelerating the next phase of growth.

Volato Co-Founder and Chief Executive Officer Matt Liotta will continue to provide strategic guidance as a member of the combined company’s board of directors and serve as President of its aviation and software operating unit. He brings over 25 years of leadership experience across a diverse range of technology and operations-focused companies.

Volato’s Chief Financial Officer Mark Heinen brings over 30 years of finance and accounting experience, serving in leadership positions in both publicly traded and private technology companies. He began his career in public accounting at PricewaterhouseCoopers.

Volato’s Chief Operating Officer Michael Prachar brings deep operational and strategic experience across telecom, enterprise technology, and aviation. He previously built the Microsoft cloud business at Big Green IT, later acquired by Sourcepass, and was instrumental in growing Volato from a startup to a public company with nearly 300 employees.

M2i Global Executive Chairman Doug Cole previously led the pivot/turnaround at American Battery Technology by securing lithium land assets in Nevada, bringing in ex-Tesla personnel and ultimately building a lithium-ion battery metal recycling facility, which all led to a run from $20M to $2B market cap valuation. Many of the same key people are involved in M2i Global.

M2i Global Chief Executive Officer is Major General (Ret.) Alberto Rosende, a results-focused and transformational senior leader. He has over 37 years of command and operational experience in the Army, and 30 years of experience in the global payments industry, where he worked for two of the largest global payment brands, consulting directly with client banks and payment processors in the Latin America and Caribbean Region.

Volato Highlights:

●	Expanding multi-channel business model of aircraft transactions, aviation software, travel subscriptions, operator partnerships and a new aircraft monetization initiative
●	Q1 2025 revenue of $25.5 million and $0.5 million in net income from continuing operations and strength of its aircraft trading program
●	Expected Q2 2025 revenue between approximately $25 million, and net income of $3 million to $4 million
●	Projected 2025 full year profitability
●	Vaunt ramped its support to over 110 aircraft through an expanding network of premium operators
●	Vaunt product enhancement includes the ability to book commercial flights and hotels alongside private flights
●	Renewed focus on proprietary software

M2i Global Highlights:

●	Joint Venture with Reforme Group, an Australian mining services, infrastructure, recycling, and renewables company, known for its specialized expertise in developing green and brownfield mining projects.
●	Exclusive offtake agreement with NT Minerals Limited for 88,000 tonnes of copper, which is currently valued at $850 million based on today’s price of approx. $9,600 per ton of copper.
●	Partnership with Regenerate Technology Global aimed at transforming battery technology and the recycling of battery metals.
●	Collaboration agreement with Next-Gen Energy Technology that will accelerate Next-Gen’s plans to establish the first lithium (NCA) cathode materials manufacturing plant outside of China.

Strategic Rationale

This combination creates a dual-platform public company focused on two high-value verticals:

●	Critical Minerals Infrastructure: Led by M2i Global, addressing U.S. national priorities in mineral independence and industrial security.
●	Aviation Software & Travel Platforms: Including Vaunt, Mission Control, and an Opportunity Zone fund vehicle, led by Volato’s CEO Matt Liotta, who will remain with the combined company as President of these lines.

Terms of the Transaction

Pursuant to the terms of the proposed business combination between M2i Global and Volato, Volato will acquire 100% of the outstanding equity and equity equivalents of M2i Global (including options, warrants or other securities that have the right to acquire or convert into equity securities of M2i Global – which shall be fully converted/exercised prior to the closing of the proposed transaction), in exchange for shares of Volato’s Class A common stock. The deal structure will be a reverse triangular merger between M2i Global and a wholly-owned subsidiary of Volato, with M2i Global surviving the merger as a wholly-owned subsidiary of Volato.

Advisors

Curvature Securities LLC is serving as financial advisor to Volato and A.G.P./Alliance Global Partners is serving as financial advisor to M2i Global.

Dykema Gossett, PLLC serves as legal counsel to Volato and Sichenzia Ross Ference Carmel LLP serves as legal counsel to M2i Global.

About Volato Group, Inc. (NYSE American: SOAR)

Volato is a private aviation company advancing the industry with innovative solutions in aviation software and on-demand flight access. Volato’s proprietary Mission Control software drives efficiency across operations and supports operators in managing fractional ownership, charter, and other services. Volato’s Vaunt platform connects travelers with available private flights, offering a flexible option for on-demand travel. With a commitment to advanced technology and customer-focused solutions, Volato is building scalable tools to elevate service quality and operational effectiveness in private aviation.

For more information, please visit: https://flyvolato.com

About M2i Global, Inc. (OTCQB: MTWO)

M2i Global, Inc., through its subsidiary U.S. Minerals and Metals Corp., provides engineering, research, and services that integrate people, technology, and solutions from across sectors to ensure access to critical minerals and metals for national defense and economic security. M2i Global aims to establish a Strategic Mineral Reserve in partnership with the U.S. Federal Government, creating a resilient supply chain that addresses the global shortage of essential minerals and metals.

For more information, please visit www.m2i.global

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to a potential transaction (the “Transaction”) involving M2i Global and Volato. Volato intends to file with the SEC a Current Report on Form 8-K with respect to the execution of the definitive agreement and a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Volato or M2i Global has filed or will file with the SEC or send to its shareholders or investors in connection with the potential Transaction. This document does not contain all the information that should be considered concerning the potential Transaction and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, VOLATO’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY VOLATO WITH THE SEC IN CONNECTION WITH THE POTENTIAL TRANSACTION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE POTENTIAL TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION AND THE PARTIES TO THE POTENTIAL TRANSACTION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Volato as of a record date to be established for voting on the potential Transaction. Additionally, Volato will file other relevant materials with the SEC in connection with the potential Transaction. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the potential Transaction filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Volato’s shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Volato at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

Participants in the Solicitation of Proxies

Volato and M2i Global and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Volato’s shareholders in connection with the proposed Transaction. Volato’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Transaction of Volato’s directors and officers in Volato’s filings with the SEC, including Volato’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Volato’s shareholders in connection with the Transaction and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed Transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The potential Transaction is expected to be implemented solely pursuant to the legally binding definitive agreement which will be filed as an exhibit to a Current Report on Form 8-K by Volato, and which contains the material terms and conditions of the potential Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

FORWARD-LOOKING STATEMENTS:

This press release contains certain statements that may be deemed to be forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Volato and M2i Global, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. More detailed information about Volato and M2i Global and the risk factors that may affect the realization of forward-looking statements is set forth in the their filings with the Securities and Exchange Commission (“SEC”), including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. Volato and M2i Global undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Investor Contacts:

IR@M2icorp.com

investors@flyvolato.com